UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2024

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

360 Kingsley Park Drive, Suite 250 Fort Mill, South Carolina	29715
(Address of registrant’s principal executive office)	(Zip code)

(803) 280-1468

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, Alternus Clean Energy, Inc. (the “Company”) held a special meeting of stockholders on September 26, 2024 (the “Special Meeting”), at which the Company’s stockholders elected John McQuillan as a Class I director.

At the Special Meeting, the Company’s stockholders also approved an Amendment (the “Incentive Plan Amendment”) to the Company’s 2023 Equity Incentive Plan (the “Incentive Plan”), to increase the aggregate number of shares available for the grant of awards under the Incentive Plan from 8,000,000 shares to a total of 28,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 6, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 30, 2024, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares from 150,000,000 shares of Common Stock to 300,000,000 shares of Common Stock (the “Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Amendment was approved by the Company’s shareholders at the Annual Meeting. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 26, 2024, at the virtual annual meeting of shareholders (the “Annual Meeting”), the shareholders of the Company: (i) elected one (1) Class I director to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successor is elected and qualified; (ii) approved the issuance of a number of shares for our common stock related to the conversion of, and payment of, interest shares and redemption shares pursuant to a Convertible Note and the exercise of a Warrant; (iii) approved an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock; (iv) approved an amendment to our Certificate of Incorporation to remove restrictions on the ability of our Stockholders to take action by written consent; (v) approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock as determined by our Board of Directors in its sole discretion; (vi) approved an amendment to our 2023 Equity Incentive Plan to increase the total number of authorized shares of common stock under the plan; (vii) approved an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law; and (viii) ratified the selection of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024.

The proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) that was filed with the Securities and Exchange Commission on September 6, 2024. Holders of 67,597,021 shares of the Company’s common stock, or approximately 77.67% of the 87,033,225 shares of common stock that were issued and outstanding and entitled to vote, were present virtually or represented by proxy at the Annual Meeting. The shares entitled to vote include the common stock of the Company.

The following are the final voting results on the proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal No. 1: Election of Class I Director

The Company’s shareholders elected the Class I director nominee nominated by the Board to hold office until the 2027 Annual Meeting of the Stockholders and until their successors are duly elected and qualified. The table below sets forth the voting results for Proposal 1:

Director	Term Expires	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
John McQuillan	2027	67,263,547	57,043	276,431	99.51%

Proposal No. 2: Approval of the Issuance of a Number of Shares for our Common Stock related to the Conversion of, and Payment of, Interest Shares pursuant to a Convertible Note and the Exercise of a Warrant.

The Company’s shareholders approved the issuance of a number of shares of common stock at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, issuable pursuant to the exercise of the Warrant and conversion of, and payment of, interest shares and redemption shares pursuant to the Note, for purposes of Listing Rule 5635(d) of Nasdaq. The table below sets forth the voting results for Proposal 2:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
2	67,186,431	134,159	276,431	99.39%

Proposal No. 3: Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Total Number of Authorized Shares of Common Stock.

The Company’s shareholders approved the Amendment to the Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1. The table below sets forth the voting results for Proposal 3:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
3	66,832,430	488,160	276,431	98.87%

Proposal No. 4: Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Remove Restrictions on the Ability of our Stockholders to take Action by Written Consent.

The Company’s shareholders approved the Amendment to the Amended and Restated Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent. This proposed amendment is intended to enable action by written consent of the stockholders of the Company as permitted under Section 228 of the Delaware General Corporation Law. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

The table below sets forth the voting results for Proposal 4:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
4	59,110,973	8,209,567	276,481	87.45%

Proposal No. 5: Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split

The Company’s shareholders approved the resolution to give the Board of Directors (“Board”) the discretion to effect the reverse stock split (as defined in the Proxy Statement) of the Company’s common stock at a ratio ranging from1-for-10 and 1-for-50. The table below sets forth the voting results for Proposal 5:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
5	59,745,565	86,406	7,765,050	88.38%

Proposal No. 6: Approval of an Amendment to the 2023 Equity Incentive Plan to Increase the Total Number of Authorized Shares of Common Stock under the Plan.

The Company’s shareholders approved the resolution to amend the 2023 Equity Incentive Plan (the “2023 Plan”) to increase the maximum number of shares available for grant under the 2023 Plan (the “2021 Plan Increase”) from 8,000,000 shares to 28,000,000 shares (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented. A copy of the Amended and Restated 2023 Equity Incentive Plan is attached hereto as Exhibit 10.1. The table below sets forth the voting results for Proposal 6:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
6	58,988,844	8,323,241	284,936	87.27%

Proposal No. 7: Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law.

The Company’s shareholders approved the Amendment to the Amended and Restated Certificate of Incorporation to permit the exculpation of certain officers in specific circumstances, as permitted by Delaware law (the “Officer Exculpation Amendment”). A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

The table below sets forth the voting results for Proposal 7:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
7	66,783,928	534,357	278,736	98.80%

Proposal No. 8: Ratification of the Auditors

The Company’s shareholders approved the resolution to approve Forvis Mazars, LLP as the Company’s independent public accounting firm for fiscal 2024. The table below sets forth the voting results for Proposal 8:

Proposal	For	Aginst	Withheld	% Votes For – Based on Total Shares Voted
8	67,565,843	21,866	9,312	99.95%

Item 9.01	Financial Statements and Appendices

Appendices

Appendix	Appendix Description

3.1	Form of Certificate of Amendment: Third Amended and Restated Certificate of Incorporation of the Registrant, amended as of September 30, 2024.

10.1	Amended and Restated 2023 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors